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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   July 26, 2002
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                               Penton Media, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-14337                  36-2875386
         --------                     -------                  ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
       of Incorporation)           File Number)             Identification No.)


          1300 East Ninth Street, Cleveland, Ohio        44114
          ---------------------------------------        -----
          (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code  (216)  696-7000
                                                    ---------------






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ITEM 5. OTHER EVENTS.

     On July 26, 2002, the Board of Directors of Penton Media, Inc. ("Penton") approved Amendment No. 2, dated as of July 31, 2002 (the "Amendment"), to the Rights Agreement, dated as of June 9, 2002, as amended (the "Rights Agreement"), by and between Penton and National City Bank, as successor Rights Agent. The Amendment changed the expiration date of the rights issued under the Rights Agreement to be the close of business of the day of Penton's annual meeting of the stockholders for 2003 unless the Rights Agreement is approved by the stockholders at such annual meeting.

     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which has been filed as an exhibit hereto and incorporated herein by reference.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibits    Description
     --------    -----------

     4.1 Amendment No. 1, dated as of July 31, 2002, to the Rights Agreement, by and between Penton and National City Bank, as successor Rights Agent.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Penton Media, Inc.

                                     By:  /s/ Preston L. Vice
                                         ----------------------------------
                                         Name:  Preston L. Vice
                                         Title: Senior Vice President and
                                                Secretary


Date: August 1, 2002











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                                  Exhibit Index



         Exhibits     Description
         --------     -----------

         4.1 Amendment No. 1, dated as of July 31, 2002, to the Rights Agreement, by and between Penton and National City Bank, as successor Rights Agent, is incorporated by reference to
                      Exhibit 4.1 of Penton's Registration Statement on
                      Form 8-A/A filed on July 31, 2002.